UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 3, 2017

Eagle Materials Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-12984	75-2520779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3811 Turtle Creek Blvd., Suite 1100, Dallas, Texas		75219
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number including area code: (214) 432-2000

Not Applicable

(Former name or former address if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders on August 3, 2017. At the Annual Meeting, Michael R. Nicolais and Richard R. Stewart were elected to the Board of Directors by the holders of the Company’s Common Stock, par value $0.01 per share, to serve until the 2020 Annual Meeting of Stockholders. The Company’s stockholders also approved an advisory resolution regarding the compensation of the Company’s named executive officers, as well as the expected appointment by the Company’s Board of Directors of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending March 31, 2018. The Company’s stockholders also recommended, by advisory vote, that future advisory votes on the compensation of the Company’s named executive officers be held every one year. Voting results for the director nominees and the other proposals are summarized below:

Election of Class II Directors

	Number of Shares of Common Stock
Director Nominee	For	Against	Abstain	Broker Non-Votes
Michael R. Nicolais	41,111,845	2,288,675	13,365	3,112,856
Richard R. Stewart	42,670,019	719,508	24,358	3,112,856

F. William Barnett, Ed H. Bowman and Richard Beckwitt continue to serve as directors with a term expiring in 2018. George J. Damiris, Martin M. Ellen and David B. Powers continue to serve as directors with a term expiring in 2019.

Approval of an advisory resolution regarding the compensation of the Company’s named executive officers

Number of Shares of Common Stock
For	Against	Abstain	Broker Non- Votes
41,254,755	2,143,613	15,517	3,112,856

Recommendation, by advisory vote, regarding the frequency of future advisory votes on the compensation of the Company’s named executive officers

Number of Shares of Common Stock
3 Years	2 Years	1 Year	Abstain
6,981,720	113,917	35,315,299	865,936

On August 3, 2017, after considering the results of the stockholder advisory vote and other factors, the Company’s Board of Directors determined that the Company will hold an annual advisory vote on the compensation of the Company’s named executive officers until the next required advisory vote on the frequency of stockholder votes on the compensation of the Company’s named executive officers or the Board of Directors otherwise determines that a different frequency for such advisory votes is in the best interests of the stockholders of the Company.

Approval of Ernst & Young LLP as the Independent Auditors

Number of Shares of Common Stock
For	Against	Abstain	Broker Non- Votes
45,280,264	1,228,906	17,571	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAGLE MATERIALS INC.

By:	/s/ James H. Graass
James H. Graass
Executive Vice President, General Counsel and
Secretary

Date: August 4, 2017